(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

KOREA FUND, INC.
ANNUAL REPORT
SEPTEMBER 30, 1995
CONTENTS


PRESIDENT'S MESSAGE           3    Ned Johnson on investing
                                   strategies.

FUND TALK                     4    The manager's review of fund
                                   performance, strategy and outlook.

INVESTMENT CHANGES            7    A summary of major shifts in the
                                   fund's investments over the past six
                                   months.

INVESTMENTS                   8    A complete list of the fund's
                                   investments with their market
                                   values.

FINANCIAL STATEMENTS          14   Statements of assets and liabilities,
                                   operations, and changes in net
                                   assets,
                                   as well as financial highlights.

NOTES                         18   Notes to the financial statements.

REPORT OF INDEPENDENT         22   The auditors' opinion.
ACCOUNTANTS

PROXY VOTING RESULTS          23   Shareholder proxy voting results.

DIVIDENDS AND DISTRIBUTIONS   24   Dividend reinvestment and cash
                                   purchase plan.

OTHER FUND INFORMATION        27   Changes and updates.


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT
COMPANY
ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE AT MARKET PRICES SHARES OF
ITS COMMON STOCK IN THE OPEN MARKET.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT A PROSPECTUS,
CIRCULAR OR
REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY
SECURITIES MENTIONED
IN THE REPORT.
PRESIDENT'S MESSAGE



DEAR SHAREHOLDER:
Although the markets have been fairly positive this year, no one can predict what lies ahead for investors. Last year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term, as we witnessed last year. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Edward Bang, Portfolio Manager of Fidelity
Advisor Korea Fund, Inc.
Q. HOW HAS THE FUND PERFORMED, EDWARD?
A. From the time the fund began trading on October 31, 1994, through September 30, 1995, it had a total return of -9.47% based on net asset value. This compares to a total return of -5.47% for the Korea Stock Exchange Composite Price Index (KOSPI) for the same period. Remember, however, that this is a closed-end fund that trades on the New York Stock Exchange. So we also need to look at the fund's market value return, which reflects gains or losses in the fund's share price over the period. The market value return was -25.83%. That means if you bought a share of the fund on October 31, 1994, at the initial offering price of $15.00, you could sell it on September 30 for $11.125.
Q. WHY DID THE FUND UNDERPERFORM THE BROAD MARKET?
A. Most of the underperformance came from the opening of the fund through the first quarter of 1995. I fully invested the fund when it began trading, which happened to be at the peak of the market. The market then fell sharply. Year to date in 1995, however, the fund actually is performing slightly better than the KOSPI.
Q. HOW HAS THE MARKET PERFORMED OVER THE PAST SIX MONTHS?
A. It has done relatively well. The main driver of the market has been a drop in interest rates. They peaked at 15.7% in February, but dropped to 12.3% by the end of September.
Lower rates mean that the stock market becomes more attractive to investors, because CDs and bond yields are less attractive. Another positive development in the market was that on July 1 the government increased the foreign ownership limit from 12% to 15% of the outstanding shares of most publicly traded Korean stocks.
Q. WHAT STOCKS HAVE PERFORMED WELL FOR THE FUND?
A. Two members of the Samsung Group did well. I bought Samsung Fire and Marine Insurance when the insurance underwriting cycle hit bottom. As investors have recognized that business is getting better and that the company therefore has better earnings potential, the stock has gone up. In addition, I've added Samsung Electronics gradually over the past nine months. This company is the largest manufacturer in the world of semiconductor memory chips called DRAMs and has taken advantage of the worldwide boom in demand for computers. Also on the technology front, Korea Mobile Telecommunications has been a strong performer. It is the sole cellular service provider in Korea.
The company's earnings potential will continue to be quite high because the cellular penetration rate - the percentage of people who use cellular phones - is a low 3.6% versus other industrialized countries' 10% level. Further increases in penetration will be a function of rising disposable income, declines in cellular phone rates and equipment costs, and worsening traffic conditions.
Q. AND WHICH STOCKS HAVEN'T TURNED OUT AS WELL AS YOU WOULD HAVE LIKED?
A. Ssanyong Cement was one. I was attracted to the stock because of continued strong infrastructure investment, and because management had said recent cement price increases would help earnings. However, cement buyers stood their ground and said they would not accept the higher prices. Therefore, earnings were weaker than my expectations and I sold the stock. Brokerage stocks - including Shin Young and Daewoo - also haven't done as well as I had expected, although this sector has been one of the best performing sectors during the past quarter. I believe that's because local investors focused more on exporters and manufacturers. However, I'm sticking with these investments because I find they still hold inherent value. I find the sector to be oversold - inexpensive - and believe earnings momentum will increase. That's because brokers will benefit both from increased stock turnover and value of the stocks traded. My investments here are a good example of my investment horizon: while the stocks may have stalled a bit, I believe they will do well over 12 to 18 months.
Q. YOU'VE MAINTAINED A LARGE INVESTMENT IN KOREA ELECTRIC POWER - ABOUT 18% OF THE FUND AS OF SEPTEMBER 30. WHY IS THIS STOCK SO ATTRACTIVE? DOESN'T SUCH A LARGE STAKE IN ONE STOCK MAKE IT A RISKY INVESTMENT?
A. Korea Electric Power made up about 12% of the KOSPI at the end of September. When I started investing for the fund, I slightly overweighted the stock, relative to the index. The proportionate size of the investment has grown since then, through price appreciation. Beyond that, I find it to be the cheapest utility stock in the Asia Pacific Region. The company's valuation - stock price compared to other measures such as earnings - and earnings are attractive and there is no competitive threat of new independent power producers entering the market. I believe it's a great way to take advantage of what's called "Korea, Inc." This phrase reflects the robustness of Korea's combined export-oriented and domestic economy. As far as the size of the investment is concerned, I don't find it to be a risk since Korea Electric Power is considered one of the bluest of the blue chip stocks in Korea. It has the largest market capitalization of any Korean stock - $24 billion - providing it with a great deal of liquidity.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. I continue to be very positive for three reasons. First, interest rates continue to trend downward. Stocks should continue to become more attractive than CDs and fixed-income investments. Second, due to declining interest rates, liquidity in the stock market should improve, further aiding optimistic investor sentiment. Finally, earnings momentum and valuations are attractive compared to other Pacific Basin countries.

FUND FACTS
GOAL: to achieve long-term
capital appreciation through
investments in equity and
debt securities of Korean
issuers
START DATE: October 31,
1994
TRADING SYMBOL: FAK
SIZE: as of September 30,
1995, more than $55 million
MANAGER: Edward Bang,
since October 1994; joined
Fidelity in 1991
(checkmark)
EDWARD BANG ON THE POLITICAL
RISK POSED BY NORTH KOREA:
"The political risk posed by
North Korea is hard to read. I
try to keep a handle on it by
meeting quarterly with
government officials. It
appears that the
policy-makers are continuing
their de'tente policy with North
Korea, despite all the rhetoric.
This should be a positive
factor for the Korean
economy, the Korean market
and the country as a whole.
The recent credit upgrade
given the country by Standard
& Poor's in the second
quarter of this year is another
indication that the situation is
improving.
"At the same time, the North
Koreans tend to be
unpredictable. My feeling is
that if the North Koreans want
to survive economically, they
cannot pursue a policy of
isolationism and aggression.
They are becoming more
pragmatic, and their new
leader, Kim Jong Il, is pushing
through reforms.
Nevertheless, the hard-line
generals who are Korean War
veterans still pose a threat, as
they might try to revert to
hard-core Stalinism and
confrontation. But I believe
Kim Jong Il is politically astute
and appears to be
outmaneuvering them by
taking them out of major policy
functions. The political risk is
there, but I believe the
situation is better than it was a
year ago."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF SEPTEMBER 30, 1995
                                      % OF FUND'S    % OF FUND'S
                                      INVESTMENTS    INVESTMENTS
                                                     IN THESE STOCKS
                                                     6 MONTHS AGO

Korea Electric Power Corp.            17.6           17.7

Samsung Fire & Marine Insurance       3.7            1.3

Keum Kang Ltd.                        3.7            4.7

Samsung Electro-Mechanics Co.         3.5            3.5

Shin Young Securities Co.             3.2            2.9

Samsung Electronics Co. Ltd. (vtg.)   3.0            0.9

Cheil Foods & Chemical Industries     2.5            3.1

Hyundai Engineering &                 2.5            2.3
  Construction Co. Ltd.

Korea Mobile Telecommunications       2.3            1.9
Corp.

Samsung Electronics Co. Ltd.          1.9            0.2
  (bonus issue 3/95)

TOP TEN MARKET SECTORS AS OF SEPTEMBER 30, 1995
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  IN THESE MARKET
                                                  SECTORS
                                                  6 MONTHS AGO

Utilities                          19.9           19.6

Finance                            17.2           14.3

Construction & Real Estate         12.4           18.4

Industrial Machinery & Equipment   9.3            11.8

Durables                           8.1            7.1

Technology                         7.2            1.1

Basic Industries                   6.9            9.9

Retail & Wholesale                 3.6            3.6

Nondurables                        3.6            4.0

Energy                             3.1            3.4

INVESTMENTS SEPTEMBER 30, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 98.5%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.7%
SHIP BUILDING & REPAIR - 0.7%
Han Jin Heavy Industries Co. Ltd. (a)   5,940 $ 97,428
Samsung Heavy Industries Co. Ltd.    10,000  316,324
  413,752
BASIC INDUSTRIES - 6.9%
CHEMICALS & PLASTICS - 3.4%
LG Chemical Ltd.   23,000  505,988
Oriental Chemical Industries Co. Ltd.   25,000  787,555
Oriental Chemical Industries Co. Ltd. (RFD) (New) (a)  1,000  29,680
Tongyang Nylon Co.    16,000  597,761
  1,920,984
IRON & STEEL - 2.8%
Dongkuk Steel Mill Co.   8,100  222,481
Pohang Iron & Steel Co. Ltd.    5,000  496,257
Pusan Steel Pipe Co.   22,260  825,839
  1,544,577
METALS & MINING - 0.4%
Dae Chang Industrial Co. (a)   10,500  202,291
Dong Yang Tin Plate Industries (a)  935  32,984
  235,275
PAPER & FOREST PRODUCTS - 0.3%
Shin Poong Paper Manufacturing Co.    3,000  148,399
TOTAL BASIC INDUSTRIES   3,849,235
CONSTRUCTION & REAL ESTATE - 12.4%
BUILDING MATERIALS - 6.9%
KeumKang Ltd.    25,000  2,059,603
Kohap Ltd.  (a)  34,155  569,102
Kyung Dong Boiler Co. Ltd.    13,100  648,008
Kyungwon Century Co. Ltd. (a)   15,000  546,732
  3,823,445
CONSTRUCTION - 1.9%
Dong Ah Construction Industries Co. Ltd.    25,000  1,079,341
ENGINEERING - 3.6%
Hyundai Engineering & Construction Co. Ltd. (a)  25,460  1,369,079
Hyundai Engineering & Construction Co. Ltd. (RFD) (a)  1,743  65,609
Tae Young Corp.    8,700  594,572
  2,029,260
TOTAL CONSTRUCTION & REAL ESTATE   6,932,046
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
DURABLES - 8.1%
AUTOS, TIRES, & ACCESSORIES - 6.5%
Asia Motors Co., Inc.   30,600 $ 434,184
Dae Won Kang Up Co.    12,193  341,252
Dong-A Precision Machinery (a)  5,100  124,811
Hyundai Motor Service Co. Ltd.   13,789  748,774
Hyundai Motor Service Co. Ltd. (New)  (a)  17,000  1,031,546
Mando Machinery Corp.    14,000  917,349
  3,597,916
TEXTILES & APPAREL - 1.6%
Baikyang Co.    3,250  505,480
Dainong Corp. (a)   24,000  293,673
Nam Yeung Corp.   700  99,779
  898,932
TOTAL DURABLES   4,496,848
ENERGY - 3.1%
COAL - 1.0%
Samchully Co. Ltd.   8,000  538,401
OIL & GAS - 2.1%
Daesung Industrial Co. Ltd.  5,000  414,605
Han Wha Energy (a)  6,800  85,066
Ssangyong Oil Refining (a)  15,000  421,765
Yukong Ltd.  5,500  223,379
Yukong Ltd (New)  659  25,907
  1,170,722
TOTAL ENERGY   1,709,123
FINANCE - 17.2%
BANKS - 7.1%
Commercial Bank of Korea Co.  (a)  20,000  231,710
Hana Bank   20,800  465,712
Hanil Bank   20,000  279,497
Korea Exchange Bank   60,000  732,512
Korea Exchange Bank (RFD) (a)  45,000  515,491
Korea Long Term Credit Bank (a)  15,000  480,124
Shinhan Bank   41,000  1,009,388
Shinhan Bank (New) (a)  11,934  253,221
  3,967,655
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - 1.0%
Samsung Securities Co.  12,300 $ 537,985
INSURANCE - 4.6%
Korea Reinsurance Co.  9,000  452,226
Samsung Fire & Marine Insurance  4,400  2,074,993
  2,527,219
SECURITIES INDUSTRY - 4.5%
Daewoo Securities Co. Ltd.  20,991  714,410
Shin Young Securities Co.  64,660  1,809,672
Ssangyong Investment & Securities Co. Ltd.  30  672
  2,524,754
TOTAL FINANCE   9,557,613
HEALTH - 2.5%
DRUGS & PHARMACEUTICALS - 1.7%
Suheung Capsule Co. Ltd.  (a)  19,750  951,249
MEDICAL EQUIPMENT & SUPPLIES - 0.8%
Shinhung Co. Ltd.  16,580  461,874
TOTAL HEALTH   1,413,123
INDUSTRIAL MACHINERY & EQUIPMENT - 9.3%
ELECTRICAL EQUIPMENT - 5.3%
Ke Yang Electric Machinery   8,500  313,135
Samsung Electro-Mechanics Co.   39,000  1,929,185
Samsung Electro-Mechanics Co. (New) (a)  15,250  726,568
  2,968,888
INDUSTRIAL MACHINERY & EQUIPMENT - 4.0%
Dae Dong Industrial Co. Ltd.  10,000  190,055
Hwacheon Machinery Works  8,200  268,992
Hyundai Precision Industry Co. Ltd.  30,900  720,008
Rocket Electric  (a)  14,000  464,723
Ssangyong Heavy Industries Co. Ltd.  50,000  556,496
  2,200,274
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   5,169,162
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 1.7%
LODGING & GAMING - 1.7%
Hotel Shilla  60,000 $ 937,256
NONDURABLES - 3.6%
FOODS - 3.6%
Cheil Foods & Chemical Industries  21,876  1,415,305
Ottogi Foods Co. Ltd.  20,000  583,181
  1,998,486
RETAIL & WHOLESALE - 3.6%
GENERAL MERCHANDISE STORES - 2.9%
Midopa Co.  27,000  400,677
Shinsegae Department Store  10,700  931,827
Shinsegae Department Store (New) (a)  3,244  270,263
  1,602,767
TRADING COMPANIES - 0.7%
Daewoo Corp.  (a)  2,500  36,449
Hae In Corp.  5,000  367,092
  403,541
TOTAL RETAIL & WHOLESALE   2,006,308
TECHNOLOGY - 7.2%
ELECTRONIC INSTRUMENTS - 0.7%
Sungmi Telecom Co. (a)  4,000  390,523
ELECTRONICS - 6.5%
Samsung Display Devices Ltd.  9,700  842,771
Samsung Electronics Co. Ltd.:
(bonus issue 3/95) (a)  5,044  1,080,106
 GDR (vtg.) (a)  26  3,120
 GDR (vtg.) (New) (a)  5  598
 (New) (a)  103  21,922
 (vtg.)  7,120  1,671,976
  3,620,493
TOTAL TECHNOLOGY   4,011,016
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 2.3%
AIR TRANSPORTATION - 1.7%
Korean Air  26,460 $ 959,674
SHIPPING - 0.6%
Global Enterprises (a)  4,450  341,773
TOTAL TRANSPORTATION   1,301,447
UTILITIES - 19.9%
CELLULAR - 2.3%
Korea Mobile Telecommunications Corp.  1,350  1,285,043
ELECTRIC UTILITY - 17.6%
Korea Electric Power Corp.   243,000  9,827,389
TOTAL UTILITIES   11,112,432
TOTAL COMMON STOCKS
(Cost $56,894,278)   54,907,847
REPURCHASE AGREEMENTS - 1.5%
 MATURITY
 AMOUNT
Investments in repurchase agreements,
(U.S. Treasury obligations) in a joint
trading account at 6.46% dated
9/29/95 due 10/2/95 $ 815,439  815,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $57,709,278)  $ 55,722,847
LEGEND
1. Non-income producing
INCOME TAX INFORMATION
At September 30, 1995, the aggregate cost of investment securities for income tax purposes was $57,709,338. Net unrealized depreciation aggregated $1,986,491, of which $3,336,708 related to appreciated investment securities and $5,323,199 related to depreciated investment securities.
The fund has elected to defer to its fiscal year ending September 30, 1996 $3,644,000 of losses recognized during the period November 1, 1994 to September 30, 1995.
For the period, dividends from foreign countries were $661,676 or $.15 per share. Taxes accrued or paid to foreign countries were $106,672 or $.02 per share.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 SEPTEMBER 30, 1995

ASSETS

Investment in securities, at value (including repurchase                  $ 55,722,847
agreements of $815,000) (cost $57,709,278) -
See accompanying schedule

Cash                                                                       405

Deferred organization expenses                                             128,278

 TOTAL ASSETS                                                              55,851,530

LIABILITIES

Accrued management fee                                         $ 44,723

Other payables and accrued expenses                             203,611

 TOTAL LIABILITIES                                                         248,334

NET ASSETS                                                                $ 55,603,196

Net Assets consist of:

Paid in capital                                                           $ 61,234,025

Accumulated undistributed net realized gain (loss) on                      (3,644,398)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                              (1,986,431)
investments

NET ASSETS, for 4,407,093 shares outstanding                              $ 55,603,196

NET ASSET VALUE ($55,603,196 (divided by) 4,407,093 shares)                $12.62


STATEMENT OF OPERATIONS

 OCTOBER 31, 1994 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995

INVESTMENT INCOME                                                                      $ 661,676
Dividends

Interest                                                                                269,493

                                                                                        931,169

Less foreign taxes withheld                                                             (106,672)

 TOTAL INCOME                                                                           824,497

EXPENSES

Management fee                                                          $ 487,825

Transfer agent fees                                                      17,495

Administration fees and expenses                                         113,855

Directors' compensation                                                  58,818

Custodian fees and expenses                                              122,568

Audit                                                                    56,239

Legal                                                                    25,165

Amortization of organization expenses                                    28,998

Reports to shareholders                                                  5,681

Miscellaneous                                                            1,602

 TOTAL EXPENSES                                                                         918,246

NET INVESTMENT INCOME (LOSS)                                                            (93,749)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                   (3,644,362)

 Foreign currency transactions                                           (87,441)       (3,731,803)

Change in net unrealized appreciation (depreciation) on                                 (1,986,431)
investment securities

NET GAIN (LOSS)                                                                         (5,718,234)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                        $ (5,811,983)
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
                                                         OCTOBER 31, 1994
                                                         (COMMENCEMENT
                                                         OF OPERATIONS) TO
                                                         SEPTEMBER 30,
                                                         1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ (93,749)
Net investment income (loss)

 Net realized gain (loss)                                 (3,731,803)

 Change in net unrealized appreciation (depreciation)     (1,986,431)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (5,811,983)
FROM OPERATIONS

Share transactions                                        61,415,179
Net proceeds from sales of shares

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 55,603,196

NET ASSETS

 Beginning of period                                      -

 End of period                                           $ 55,603,196

OTHER INFORMATION                                         4,407,093
Shares sold

FINANCIAL HIGHLIGHTS
                                                        OCTOBER 31, 1994
                                                        (COMMENCEMENT
                                                        OF
                                                        OPERATIONS) TO
                                                        SEPTEMBER 30,
                                                        1995

SELECTED PER-SHARE DATA

Net asset value, beginning of period                    $ 14.10

Income from Investment Operations

 Net investment income                                   (.02)G

 Net realized and unrealized gain (loss)                 (1.30)

 Total from investment operations                        (1.32)

Offering expenses                                        (.16)

Net asset value, end of period                          $ 12.62

Market value, end of period                             $ 11.125

TOTAL RETURN B                                           (25.83)%C
Market value F

 Net asset value D                                       (9.47)%
                                                        E

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 55,603

Ratio of expenses to average net assets                  1.88% A

Ratio of net investment income to average net assets     (.19)%
                                                        A

Portfolio turnover rate                                  25% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C TOTAL MARKET VALUE RETURN INCLUDES THE ONE TIME SALES LOAD OF 6% PAID IN CONNECTION WITH THE INITIAL PUBLIC OFFERING.
D TOTAL RETURN BASED ON NET ASSET VALUE REFLECTS THE EFFECT OF CHANGES IN THE NET ASSET VALUE ON THE PERFORMANCE OF THE FUND, AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THIS PERCENTAGE IS NOT AN INDICATION OF THE PERFORMANCE OF A SHAREHOLDER'S INVESTMENT IN THE FUND BASED ON MARKET VALUE DUE TO DIFFERENCES BETWEEN THE MARKET PRICE OF THE STOCK AND THE NET ASSET VALUE OF THE FUND.
E TOTAL NET ASSET VALUE RETURN DOES NOT INCLUDE THE EFFECT OF THE OFFERING EXPENSES OR THE ONE TIME SALES LOAD.
F TOTAL RETURN BASED ON MARKET VALUE REFLECTS THE EFFECTS OF CHANGES IN THE FUND'S MARKET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED.
G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Korea Fund, Inc. (the fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the 1940
Act), as non-diversified closed-end management investment company. The fund issued 7,093 shares of its common stock to Fidelity Management & Research Company (FMR) on October 20, 1994 for an aggregate purchase price of $100,011. On October 31, 1994, the fund issued 4,400,000 shares of common stock in its initial public offering.
There are 100,000,000 shares of $.001 par value common stock authorized. Commencing in the first calendar quarter of 1998, and on each calendar quarter thereafter, the Board of Directors of the fund may, under certain circumstances, conduct a tender offer to repurchase ten percent of the fund's outstanding shares of common stock at a price equal to the net asset value per share at the time of repurchase.
The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued under the general supervision of the Board of Directors by applying a percentage of the broker-quoted premium to the local share price.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, gains on investments or currency repatriation. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. The fund incurred organization and offering expenses in connection with its initial issuance of shares. The organization expenses of $157,276 are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the fund. The offering expenses of $724,832 were paid from the proceeds of the offering and charged to capital.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Pursuant to the fund's Dividend Reinvestment and Cash Purchase Plan (the
Plan), shareholders may elect to have all distributions automatically reinvested in the fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value. If the net asset value is less than 95% of the market price on the valuation date, then shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of the fund shares at such time, the Plan Agent will purchase shares of stock valued at market price on the valuation date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Accumulated undistributed net realized gain
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
(loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
The fund invests in new securities offered by some foreign companies by making applications in the public offerings. The full or a portion of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount plus the remaining amount of issue price is recorded as cost of investments.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $71,858,411 and $11,319,770, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment manager, FMR receives a monthly basic fee that is computed daily at an annual rate of 1.00% of the fund's average net assets.
ADVISER FEE. FMR and the fund entered into an investment advisory agreement with Fidelity International Investment Advisors (FIIA), an affiliate of FMR, pursuant to which FIIA is responsible for the management of the fund's portfolio in accordance with the fund's investment policies and for making decisions to buy or sell securities. FMR pays FIIA a portion of its management fee.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SUB-ADVISER FEE. FIIA, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Japan Limited (FIJ), an affiliate of FMR, to provide advisory services concerning fund assets invested in Japanese and other securities. FIIA pays FIJ a portion of its fee based on the assets managed by FIJ.
ADMINISTRATIVE FEE. Fidelity Service Co. (FSC), a division of FMR Corp., has entered into a Fund Management Agreement with the fund to provide, or arrange to provide, administrative services to the fund including maintaining the fund's accounting records. As the fund's administrative manager, FSC receives a monthly fee at an annual rate of .20% of the fund's average net assets.
5. CONCENTRATION OF RISK.
As the capital market in Korea is developing, investments in Korean securities may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in this market may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.
6. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED).

                          INVESTMENT             NET                     NET GAIN                   NET INCREASE
                          INCOME (a)             INVESTMENT              (LOSS) ON                  (DECREASE) IN
                                                 INCOME                  INVESTMENTS                NET ASSETS
                                                 (LOSS)                                             RESULTING FROM
                                                                                                    OPERATIONS

1994 TO 1995              TOTAL        PER       TOTAL         PER       TOTAL           PER        TOTAL             PER
                                       SHARE                   SHARE                     SHARE                        SHARE

For the quarters ended:

December 31, 1994         $  0         $ .00     $ (219,226)   $ (.05)   $ (4,906,862)   $ (1.11)   $ (5,126,088)     $ (1.16)
(b)

March 31, 1995            $ 715,797    $ .16     $  524,397    $ .12     $ (4,176,291)   $ (.95)    $ (3,651,894)     $ (.83)

June 30, 1995             $ (95,729)   $ (.02)   $ (196,726)   $ (.04)   $ (1,179,016)   $ (.27)    $ (1,375,742)     $ (.31)

September 30, 1995        $ 204,429    $ .05     $ (202,194)   $ (.05)   $  4,543,935    $ 1.03     $  4,341,741      $ .98


H (a)  NET OF FOREIGN TAXES WITHHELD.
I (b) FOR THE PERIOD OCTOBER 31, 1994 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1994.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders of Fidelity
Advisor Korea Fund, Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund, Inc. at September 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period October 31, 1994 (commencement of operations) to September 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Korea Fund, Inc.'s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
November 9, 1995
PROXY VOTING RESULTS


The annual meeting of the fund's shareholders was held on June 14, 1995. The results of votes taken among shareholders on proposals are listed below.
PROPOSAL 1
To elect two Class I Directors (Messrs. Johnson and Witham) to serve for a term expiring on the date on which the annual meeting of shareholders is held in 1998, or until their successors are duly elected and qualified; to elect two Class II Directors (Messrs. Burkhead and Yunich) to serve for a term expiring on the date on which the annual meeting of shareholders is held in 1996, or until their successors are duly elected and qualified; and to elect one Class III Director (Mr. van den Hoven) to serve for a term expiring on the date on which the annual meeting of shareholders is held in 1997, or until his successor is duly elected and qualified.
 # OF % OF
 SHARES VOTED SHARES VOTED
EDWARD C. JOHNSON 3RD (CLASS I DIRECTOR)
Affirmative     2,235,668    99.732

Withheld        6,000        00.268

TOTAL           2,241,668    100.000

BERTRAM H. WITHAM, JR. (CLASS I DIRECTOR)
Affirmative     2,235,668    99.732

Withheld        6,000        00.268

TOTAL           2,241,668    100.000

J. GARY BURKHEAD (CLASS II DIRECTOR)
Affirmative     2,235,668    99.732

Withheld        6,000        00.268

TOTAL           2,241,668    100.000

DAVID L. YUNICH (CLASS II DIRECTOR)
Affirmative     2,235,668    99.732

Withheld        6,000        00.268

TOTAL           2,241,668    100.000

HELMERT FRANS VAN DEN HOVEN (CLASS III DIRECTOR)
Affirmative     2,235,668    99.732

Withheld        6,000        00.268

TOTAL           2,241,668    100.000

PROPOSAL 2
To ratify the selection of Price Waterhouse LLP as independent accountants of the fund.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     2,235,168    99.710

Against         2,000        00.089

Abstain         4,500        00.201

TOTAL           2,241,668    100.000

DIVIDENDS AND DISTRIBUTIONS
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


The fund intends to distribute annually to shareholders substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains at least annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the fund, shareholders may elect to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in fund shares, pursuant to the Plan. Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent. Shareholders who would like additional information regarding the Plan or wish to have distributions automatically reinvested should notify the fund, c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.
The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the fund declare an income dividend or a capital gains distribution payable either in the fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then new shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, then the next preceding trading day. If net asset value exceeds the market price of fund shares at such time, or if the fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.
Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase fund shares in the open market on or about February 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date as specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions and voluntary cash payments will be paid by the fund. There will be no brokerage charges with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant's account will be charged a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
The reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.
If your shares are held in your own name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds. Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or nominee or the Plan Agent to see what is the best arrangement for you to participate in the Plan.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the fund or Plan Agent by at least 30 days' written notice to all participants in the Plan. All correspondence concerning the Plan should be directed c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.
OTHER FUND INFORMATION


All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
FOREIGN OWNERSHIP LIMIT CHANGE. Korean law restricts foreign ownership of Korean stocks. Effective July 1, 1995, the Korean-law restriction on foreign ownership of any issuer was increased from 12% to 15%.
CUSTODIAN. The Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. However, the fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and Chemical Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets of the fund in connection with pooled repurchase agreement transactions.




ADDRESS
Fidelity Advisor Korea Fund, Inc.
82 Devonshire Street
Boston, MA
1-800-426-5523
INVESTMENT MANAGER
Fidelity Management &
Research Company
Boston, MA
INVESTMENT ADVISER
Fidelity International
Investment Advisors
Pembroke, Bermuda
SUB-ADVISER
Fidelity Investments Japan Limited
Tokyo, Japan
DIRECTORS AND OFFICERS
Edward C. Johnson 3d, Director and President
J. Gary Burkhead, Director and
Senior Vice President
Helmert Frans van den Hoven, Director
Bertram H. Witham, Jr., Director
David L. Yunich, Director
William Ebsworth, Vice President
Billy W. Wilder, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Stuart E. Fross, Assistant Secretary
John Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
State Street Bank and Trust Company
Boston, MA
CUSTODIAN
Chase Manhattan Bank, N.A.
New York, NY
LEGAL COUNSEL
Rogers & Wells
New York, NY
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
Boston, MA
(registered trademark)